                                                                   EXHIBIT 10.18

                                                                    CONFIDENTIAL

Confidential treatment has been requested with respect to portions of the agreement indicated with an asterisk [*]. A complete copy of this agreement, including the redacted items, has been separately filed with the Securities and Exchange Commission.


                               AMENDMENT NO. 1 TO
                        SUBSCRIPTION SERVICES AGREEMENT

This Amendment No. 1 to Subscription Services Agreement ("Amendment") is entered into as of September 15, 2000 and amends that certain Subscription and Services Agreement ("Agreement") between Compaq Computer Corporation ("Client") and pcOrder.com, Inc. ("pcOrder") dated June 16, 1999.

Now, therefore, the parties hereby agree as follows:

1. Sections 4.1 and 4.2.  Sections 4.1 and 4.2 of the Agreement are hereby
   --------------------
   amended and restated in their entirety to provide as follows:

 4.1 Client shall pay to pcOrder within forty five (45) days of each of the Effective Date and [*] thereof [*] as the Annual Subscription License Fee for the Software. Client shall pay to pcOrder within forty five (45) days of [*] of the Effective Date as the Annual Subscription Fee for the Software, (a) [*] if Client makes the Configuration Only Election pursuant to Section 14.7 on or before [*], or (b) [*] if Client does not make the Configuration Only Election on or before [*].

 4.2 If this Agreement is extended for a first Renewal Term pursuant to Section 14.1, Client shall pay to pcOrder within forty five (45) days of the [*] of the Effective Date as the Annual Subscription License Fee for the Software, (a) [*] if Client makes the Configuration Only Election pursuant to Section 14.7 on or before [*], or (b) [*] if Client does not make the Configuration Only Election on or before [*]. If this Agreement is extended for a second Renewal Term pursuant to Section 14.1, Client shall pay to pcOrder within forty five (45) days of the [*] of the Effective Date as the Annual Subscription License Fee for the Software, (a) [*] if Client makes the Configuration Only Election pursuant to Section 14.7 on or before [*] or (b) [*] if Client does not make the Configuration Only Election on or before [*]. Thereafter, Client may extend this Agreement by paying to pcOrder within forty five (45) days of each subsequent anniversary of the Effective Date an amount that is equal to 100.0 % plus or minus the U.S. Consumer Price Index percentage for the previous calendar year times the prior year's Annual Subscription License Fee for the Software, but in any event the amount paid to pcOrder for such Renewal Term shall not be more than 110.0% of the prior year's Annual Subscription License Fee for the Software.

2. Section 14.2.7.  A new Section 14.2.7 is added to the Agreement that provides
   --------------
   in full as follows:

 14.2.7 By Client for convenience effective upon the [*] of the Effective Date, by providing written notice to pcOrder on or before [*] of its election to terminate the Agreement as of the [*]. It shall be a condition precedent to the effectiveness of such election that Customer pays to pcOrder on or prior to [*] all undisputed outstanding invoices that are received by Customer by [*].

3.  Section 14.7.  A new Section 14.7 is added to the Agreement that provides in
    ------------
    full as follows:

 14.7 Client shall have the right to terminate its license to all Software licensed under this Agreement, except the Configuration Software, by providing written notice of such election (the "Configuration Only Election") to pcOrder by the following dates: by [*] for the election to be effective as of the [*] of the Effective Date and for all periods following; by [*] for the election to be effective as of the [*] of the Effective Date and for all periods following, if any; or by [*] for the election to be effective as of the [*] of the Effective Date and for all periods following, if any. If Client makes the Configuration Only Election, the provisions of Section 14.5 of this Agreement shall apply to all Software, except the Configuration Software, effective as of the effective date of the election indicated in the previous sentence. For the purposes hereof, "Configuration Software" shall mean the

                                                                    CONFIDENTIAL

       Server Software identified as pcOrder Backbone 3.2, CIM 2.0 (including the SBRave maintenance environment) and SalesBUILDER in Attachment E.

4. Payment of Year 2 Annual Subscription License Fee.  The parties acknowledge
   -------------------------------------------------
   that Client has deferred payment of the [*] Annual Subscription License Fee for Year 2 pending the negotiation of this Amendment. pcOrder agrees that that payment shall be considered to be timely paid under the Agreement if it is received by pcOrder by September 22, 2000.

5. Outstanding Invoices. Client hereby agrees that it will pay the undisputed
   --------------------
   outstanding invoices for consulting issued through July 31, 2000 totaling [*] by September 15, 2000 (other than invoice #COM032CON244 for [*]), net of a [*] credit asserted by Client (which is under investigation by pcOrder as of the date of this Amendment).


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                    CONFIDENTIAL

6.  May 1, 2000 Notice Letter.  Client hereby revokes and rescinds its notice
    -------------------------
    letter to pcOrder dated May 1, 2000 regarding the acceptance of the March deliverables of the eStation 3.2 product and hereby accepts delivery of all deliverables specified in the letter dated November 21, 1999 from pcOrder to Client. Notwithstanding the foregoing, pcOrder hereby agrees that it will use reasonable efforts, without charge to Client, to assist Client in the implementation of cookie-based session persistence (i.e., cookie stickies) with Cisco Local Director version 3.3 or higher to support sites that run Software.

7.  Schedule 1.  Schedule 1 to the Agreement is amended as set forth in the
    ----------
    attached Amendment No. 1 to Schedule 1.

8.  Schedule 2.  Schedule 2 to the Agreement is amended as set forth in the
    ----------
    attached Amendment No. 1 to Schedule 2.

9.  Schedule 3.  Schedule 3 to the Agreement is amended as set forth in the
    ----------
    attached Amendment No. 1 to Schedule 3.

10. Full Force and Effect.  The Agreement, as amended by this Amendment, remains
    ---------------------
    in full force and effect.

By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Amendment:

pcOrder.com, Inc.:                     Compaq Computer Corporation:

/s/ Christina Jones                    /s/ R.V. Napier
-----------------------------------    ------------------------------------
By:  Signature                         By:  Signature

Christina Jones                        Robert V. Napier
-----------------------------------    ------------------------------------
Name                                   Name

President                              Sr. VP & Chief Information Officer
----------------------------------     ------------------------------------
Title                                  Title

                                                                    CONFIDENTIAL

                               AMENDMENT NO. 1 TO
                                   SCHEDULE 1

                   PROFESSIONAL CONSULTING SERVICES SCHEDULE

The Schedule 1 Professional Consulting Services Schedule ("Schedule") to the Subscription Services Agreement between pcOrder.com, Inc. ("pcOrder") and Compaq Computer Corporation ("Client") dated June 16, 1999 is hereby amended effective September 15, 2000 as set forth in this Amendment No. 1 ("Amendment").

1.  Section 3.2.  A new Section 3.2 is added which provides in full as follows:
    -----------

    3.2 pcOrder shall make available the services of developers and modelers for the second and third years of the Agreement at the following hourly rates:

Type of Service                       Description of Services                      Year 2             Year 3
----------------------------------------------------------------------------------------------------------------
Developer                 Classified as a "developer" by pcOrder or                [*]                [*]
                          Trilogy.  Primary role and responsibility
                          within organization is to develop products.
----------------------------------------------------------------------------------------------------------------
Senior Developer          Classified as a "developer" by pcOrder or                [*]                  [*]
                          Trilogy.  Primary role and responsibility
                          within organization is to develop products.
                          Has at least two years of development
                          experience with pcOrder or Trilogy products.
----------------------------------------------------------------------------------------------------------------
Senior CIM2 Modeler       Primary architect for design of CIM 2.0/CML and          See Schedule 2       [*]
                          responsible for implementation of CIM 2.0/CML.
----------------------------------------------------------------------------------------------------------------
CIM2 Modeler              Works under the direction of Sr. CIM 2 Modeler           See Schedule 2       [*]
                          in the implementation of CIM 2.0/CML.
----------------------------------------------------------------------------------------------------------------
SystemBuilder Modeler     Responsible for implementation of SystemBuilder          See Schedule 2       [*]
                          configuration rules in the SystemBuilder models.
----------------------------------------------------------------------------------------------------------------

2. Full Force and Effect.  The Schedule, as amended by this Amendment, remains
   ---------------------
   in full force and effect.

By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Amendment:

pcOrder.com, Inc.:                     Compaq Computer Corporation:

/s/ Christina Jones                    /s/ R.V. Napier
-----------------------------------    ------------------------------------
By:  Signature                         By:  Signature

Christina Jones                        Robert V. Napier
-----------------------------------    ------------------------------------
Name                                   Name

President                              Sr. VP & Chief Information Officer
----------------------------------     ------------------------------------
Title                                  Title

                                                                    CONFIDENTIAL


                               AMENDMENT NO. 1 TO
                                   SCHEDULE 2

                       DATA MAINTENANCE SERVICES SCHEDULE

The Schedule 2 Data Maintenance Services Schedule ("Schedule") to the Subscription Services Agreement between pcOrder.com, Inc. ("pcOrder") and Compaq Computer Corporation ("Client") dated June 16, 1999 is hereby amended effective September 15, 2000 as set forth in this Amendment No. 1 ("Amendment").


1. Section 6.  Section 6 of the Schedule is hereby amended by deleting Sections
   ---------
   6.1 and 6.2 thereof and replacing it with the following:

   Client shall pay to pcOrder Annual Data Maintenance Fees according to the following schedule: (a) [*] on the Effective Date for the first twelve (12) months of Data Maintenance Services (which shall include Data Maintenance Services for High Volume, High End, and 3rd Party SKUs); and (b) for the second and third twelve (12) months of Data Maintenance Services, the fees in accordance with the following table:


----------------------------------------------------------------------------------------------------------
        Service                Year 2 Rate              Year 3 Rate                Payment Schedule
----------------------------------------------------------------------------------------------------------
Configuration Services      [*] for services       Time and materials by      Year 2 fees due on September
                                described in       mutually agreed AO.  See   22, 2000.  Year 3 fees
                                Section 8.1        Schedule 1 for rates.      payable in accordance with
                                                                              applicable AOs.
----------------------------------------------------------------------------------------------------------
Class/Categorization        See Section 8.3        See Section 8.3            Monthly in arrears.
 and Population
 Services (collectively
 "Data Compilation
 Services")
----------------------------------------------------------------------------------------------------------

2.  Section 8.  A new Section 8 is added to the Schedule that provides in full
    ---------
    as follows:

   8.  SERVICE LEVELS

   8.1 The service levels set forth in Sections 2.1.2., 3.1.2. and 4.1.2. of this Schedule terminate effective June 16, 2000. For the period from July 16, 2000 through July 16, 2001, pcOrder shall provide Client with up to [*] full-time dedicated personnel, each working up to 40 hours per week (with up to [*] such personnel working up to 50 hours per week), to provide configuration services, of which up to [*] personnel shall provide CIM 2.0 configuration services (including project administration) and up to [*] personnel shall provide SystemBuilder configuration services; provided, however that until October 30, 2000 pcOrder shall only be required to provide Client with at least [*] such full-time dedicated personnel. If Client authorizes in excess of [*] full-time personnel to perform CIM 2.0 configuration services or in excess of [*] full-time personnel to perform SystemBuilder configuration services, it shall pay for such services at the rate of [*] per month for each such additional person. Upon the request of Client for additional personnel, pcOrder shall use reasonable efforts to staff such request within 45 days of such request. pcOrder shall give Client 30 days notice prior to removing any personnel providing configuration services to Client from the Client account, unless such notice is not possible because of the termination of such person's employment, illness or other reasons beyond pcOrder's control. In the event that personnel new to the Client account commence providing configuration services, pcOrder shall count each such personnel as one-half of a full-time employee for at least two weeks to account for ramp-up time.

                                                                    CONFIDENTIAL

   8.2 For any period after June 16, 2001, configuration services shall be performed on a time and materials basis by assignment order mutually agreed between the parties.

   8.3 On or after June 16, 2000, pcOrder shall provide Data Compilation Services for the Client Products and 3rd Party SKUs requested by Client, up to an aggregate of [*] per month, upon [*] business days of receipt of the request. Client shall pay for Data Compilation Services based on the number of Client Products and 3rd Party SKUs requested per month at a cost of [*] per Client Product or 3rd Party SKU requested, subject to a minimum aggregate cost of [*] per month. Each unique product identifier supplied by Client to pcOrder shall be counted as one unique Client Product or 3rd Party SKU, even if such identifier does not represent a valid product or if Client has already provided a different identifier for such product. For all purposes of this Section 8.3, a Bundled Product shall be counted as 3 Client Products. A "Bundled Product" means a customized product that consists of multiple manufacturer SKUs (including Client and/or third party) incorporated into a single product, including, but not limited to, CTO and BTO products. Client shall use reasonable efforts to identify products as Bundled Products when making a request to pcOrder. Either party may terminate the provisions of this Section 8.3 upon [*]; provided that Client's obligation to pay for all requests made prior to the date of termination shall survive. Notwithstanding the foregoing, the termination of this Section 8.3 shall not affect Client's right to continue using the content provided under this Schedule during the term of this Agreement.

3. Additional Content Services.  pcOrder hereby agrees that following the
   ---------------------------
   execution of this Amendment it shall negotiate with Client in good faith regarding the terms and pricing of providing additional content and/or content services to Client, including industry standard catalog, use of content separate from the Software, and use of content following termination of the Agreement.

4. Full Force and Effect.  The Schedule, as amended by this Amendment, remains
   ---------------------
   in full force and effect.

By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Amendment:

pcOrder.com, Inc.:                     Compaq Computer Corporation:

/s/ Christina Jones                    /s/ R.V. Napier
-----------------------------------    ------------------------------------
By:  Signature                         By:  Signature

Christina Jones                        Robert V. Napier
-----------------------------------    ------------------------------------
Name                                   Name

President                              Sr. VP & Chief Information Officer
----------------------------------     ------------------------------------
Title                                  Title

                                                                    CONFIDENTIAL

                               AMENDMENT NO. 1 TO
                                   SCHEDULE 3

                     APPLICATION HOSTING SERVICES SCHEDULE

The Schedule 3 Application Hosting Services Schedule ("Schedule") to the Subscription Services Agreement between pcOrder.com, Inc. ("pcOrder") and Compaq Computer Corporation ("Client") dated June 16, 1999 is hereby amended effective September 15, 2000 as set forth in this Amendment No. 1 ("Amendment").

1. Section 1.  Section 1 of Schedule 3 to the Agreement is hereby amended and
   ---------
   restated in its entirety to provide as follows:

   For the first twelve months following June 16, 1999, the fee for the Application Hosting Services performed by pcOrder is [*] per year for the first [*] servers supporting Client at the Hosting Site and an additional fee of [*] per server per year for each server in addition thereto. For the twelve month period from June 16, 2000 to June 16, 2001, the fee for the Application Hosting Services performed by pcOrder is [*] per server per month for each server in a High Availability Environment. For the twelve month period from June 16, 2001 to June 16, 2002, the fee for the Application Hosting Services performed by pcOrder is [*] per server per month for each server in a High Availability Environment. For the purposes hereof, "High Availability Environment" shall mean a hosting facility that has raised floor, redundant power, controlled temperature and air quality, and sensitive fire suppression systems. In addition, the PESO production farm shall be deemed to be hosted in a "High Availability Environment" for the purposes of this Section regardless of where it is actually hosted. For all periods after June 16, 2000, pcOrder shall bill Client for Application Hosting Services monthly in arrears. The addition of servers to the High Availability Environment shall require the written authorization of the Vice President of e-Commerce Development of Client and of the Vice President, Internet Services of pcOrder.

2. Full Force and Effect.  The Schedule, as amended by this Amendment, remains
   ---------------------
   in full force and effect.

By signing below, each party acknowledges that it has read, understands, and agrees to the terms of this Amendment:

pcOrder.com, Inc.:                     Compaq Computer Corporation:

/s/ Christina Jones                    /s/ R.V. Napier
-----------------------------------    ------------------------------------
By:  Signature                         By:  Signature

Christina Jones                        Robert V. Napier
-----------------------------------    ------------------------------------
Name                                   Name

President                              Sr. VP & Chief Information Officer
----------------------------------     ------------------------------------
Title                                  Title